Exhibit 10.19
                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of ___________, 2002, by and among ALPHA VIRTUAL, INC., a Delaware Corporation, with headquarters located at 10345 Olympic Boulevard Suite 102, Los Angeles, California 90064 (the "Company"), and Manhattan Capital Partners LLC, a California Limited Liability Company, (the "Consultant").


         WHEREAS:

         A. In connection with a Consulting Agreement by and between the parties hereto of even date herewith (the "Consulting Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Consulting Agreement, to issue and sell to the Consultants warrants (the "Warrant") to purchase 2,000,000 shares of the Company's common stock, par value $0.001 per share (the "Common Stock) ("Warrant Shares").

         B. To induce the Consultants to execute and deliver the Consulting Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.


         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Consultant hereby agree as follows:

         1.       DEFINITIONS
                  -----------
                  As used in this Agreement, the following terms shall have the following meanings:

                  a. "Investor" means the Consultant and any transferee or assignee thereof to whom the Consultant assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 8.

                  b. "Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

                  c. "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").



                                    10.19-1

                  d. "Registerable Securities" means the Warrant Shares issued or issuable upon the exercise of the Warrant and any shares of capital stock issued or issuable with respect to the Warrant Shares or the Warrant as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise. Notwithstanding the foregoing, Registerable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 of the 1933 Act.

                  e. "Registration Statement" means one or more registration statements of the Company under the 1933 Act registering all of the Registrable Securities.

         2.       REGISTRATION
                  ------------
                  a. Mandatory Registration. The Company shall prepare, and, as soon as practicable but in no event later than 45 days from the date of Closing (the "Filing Deadline"), file with the SEC a Registration Statement or Registration Statements (as necessary) on Form SB-2 covering the resale of all of the Registerable Securities. The Registration Statement, to the extent allowable under the 1933 Act, shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon exercise of the Warrant to prevent dilution resulting from stock splits, stock dividends or similar transactions. In the event that Form SB-2 is unavailable for such a registration, the Company shall use such other form as is available for such a registration. The Company shall use its best efforts to cause such Initial Registration Statement to be declared effective by the SEC as soon as practicable.

                  b. Legal Counsel. Subject to Section 5 hereof, the Consultant shall have the right to select one legal counsel to review and oversee any offering pursuant to this Section 2 ("Legal Counsel") at the expense of the Company, which expense shall not exceed $5,000.00. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations under this Agreement.

         3.       RELATED OBLIGATIONS
                  -------------------
                  At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), the Company will use its best efforts to effect the registration of the Registerable Securities in accordance with the intended method of disposition thereof; and pursuant thereto, the Company shall have the following obligations:

                  a. The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the applicable Registerable Securities (as soon as practicable but in no event later than the applicable Filing Deadline) and use its best efforts to cause such Registration Statement relating to the Registerable Securities to become effective as soon as practicable after such filing. The Company shall keep such Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may (in the reasonable opinion of Legal Counsel) sell all of the Registerable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or (ii) the date on which the Investors shall have sold all the Registerable Securities covered by such Registration Statement (the "Registration Period"), which Registration Statement (including any amendments

                                    10.19-2
or supplements thereto and prospectuses contained therein) (i) shall comply in all material respects with the requirements of the 1933 Act and the rules and regulations of the SEC promulgated thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The financial statements of the Company included in the Registration Statement or incorporated by reference therein will comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements shall be prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and shall fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end adjustments). The term "best efforts" shall mean, among other things, that the Company shall submit to the SEC, within two business days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request.

                  b.  The  Company  shall  prepare  and  file  with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registerable Securities of the Company covered by such Registration Statement until such time as all of such Registerable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-KSB, Form 10-QSB or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

                  c. The Company shall (a) permit Legal Counsel to review and comment upon (i) the Registration Statement at least seven (7) days prior to its filing with the SEC and (ii) all other Registration Statements and all amendments and supplements to all such Registration Statements (except for Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB and Current Reports on Form 8-K and any similar or successor reports) within a reasonable number of days prior to the their filing with the SEC and (b) not file any document in a form to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration

                                    10.19-3

Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld. The Company shall furnish to Legal Counsel, without charge, (i) any correspondence from the SEC or the staff of the SEC to the Company or its representatives and correspondence to the SEC from the Company relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations pursuant to this Section 3.

                  d. The Company shall furnish to each Investor whose Registerable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any such Registration Statement, five (5) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registerable Securities owned by such Investor. In responding to comments from the staff of the SEC, the Company shall cooperate with any Investor that notifies the Company that it desires to be consulted with respect to such process. Such cooperation shall solely consist of providing any such Investor with: a reasonable opportunity to comment on the text and substance of proposed written responses to the extent such comment relates to such investor or its plan of distribution of the Registrable Securities. To the extent that issues raised by the staff of the SEC have an impact primarily on any such Investor rather than the Company, the Company shall give reasonable deference to such Investor's requests with respect to the process and substance of responses with respect to such issues.


                  e. The Company shall use its best efforts to (i) register and qualify the Registerable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registerable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its certificate of incorporation or by-laws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any


                                    10.19-4
such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registerable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registerable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                  f. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor by telephone or facsimile of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

                  g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a
Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable date (including in each case by amending or supplementing such Registration Statement) and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof (and if such Registration Statement is supplemented or amended, deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request).

                  h. The Company shall make available for inspection by (i) any Investor whose Registrable Securities are included in a Registration Statement, and (ii) one firm of attorneys and one firm of accountants or other agents retained by the Investors, (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence.


                  i. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt



                                    10.19-5
written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                  j. At the request of an Initial Investor or Investors who holds a majority-in-interest of the Registrable Securities, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement each as approved by the Company, which approval shall not be unreasonably withheld or delayed, as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

                  k. The Company shall cooperate with the Investors who hold Registerable Securities being offered and, to the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registerable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

                  l. The Company shall use its best efforts to cause the Registerable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registerable Securities.

                  m. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

                  n.  The  Company  shall  take  all  other  reasonable  actions
necessary  to  expedite  and   facilitate   disposition   by  the  Investors  of
Registerable Securities pursuant to a Registration Statement.

         4.       OBLIGATIONS OF THE INVESTORS
                  ----------------------------
                  a. At least ten (10) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor in writing of the information the Company reasonably requires from each such Investor if such Investor elects to have any of such Investor's Registerable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registerable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registerable Securities held by it and the intended method of disposition of the Registerable Securities held by it as shall be reasonably required to effect the registration of such Registerable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

                  b. Each Investor by such Investor's acceptance of the Registerable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any



                                    10.19-6

Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registerable Securities from such Registration Statement.

         5.       EXPENSES OF REGISTRATION
                  ------------------------
                  All reasonable expenses (other than underwriting discounts and commissions) incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company. In addition, the Company shall reimburse the Investors for the reasonable fees and disbursements of Legal Counsel in connection with registrations, filings or qualifications pursuant to Section 2 and 3 of this Agreement.

         6.       INDEMNIFICATION
                  ---------------
                  In the event any Registerable Securities are included in a Registration Statement under this Agreement:

                  a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act") (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registerable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registerable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and


                                    10.19-7
are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(d); and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registerable Securities by the Investors pursuant to Section 9.

                  b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) and Section 7 for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registerable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registerable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected on a timely basis and such new prospectus was delivered to each Investor prior to such Investor's use of the prospectus to which the Claim relates.

                  c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving


                                    10.19-8
a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding a majority in interest of the Registerable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                  d. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

         7.       CONTRIBUTION
                  ------------
                  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum

                                    10.19.9
contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 6, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any other person who was not guilty of such fraudulent misrepresentation, and
(iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8.       ASSIGNMENT OF REGISTRATION RIGHTS
                  ---------------------------------
                  The  rights  under  this  Agreement  shall  be   automatically
assignable by the Investors to any transferee of all or any portion of Registerable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; and (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

         9.       AMENDMENT OF REGISTRATION RIGHTS
                  --------------------------------
                  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold at least a majority of the Registerable Securities. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registerable Securities

         10.      MISCELLANEOUS
                  -------------
                  a.  A  Person  is  deemed  to  be  a  holder  of  Registerable
Securities whenever such Person owns or is deemed to own of record such Registerable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registerable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registerable Securities.

                  b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided


                                    10.19.10
confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to the Company:

                           Alpha Virtual, Inc.
                           10345 Olympic Boulevard, Suite 102
                           Los Angeles, California  90064
                           Telephone:       (310) 432-6200
                           Facsimile:       (310) 432-6222

                  If to Company's Legal Counsel:

                           Law Offices of William B. Barnett
                           15233 Ventura Boulevard, Suite 410
                           Sherman Oaks, California  91403
                           Telephone:       (818) 789-2688
                           Facsimile:       (818) 789-2680
                           Attention:       William B. Barnett, Esq.

                  If to Consultant:

                           Manhattan Capital Partners, LLC
                           14759 Oxnard Street
                           Van Nuys, California  91411
                           Telephone:       (818) 904-9029
                           Facsimile:       (818) 904-9341
                           Attention:       Tariq Kahn

                  If to Consultant's Legal Counsel:

                           Kirkpatrick & Lockhart
                           10100 Santa Monica Boulevard, 7th Floor
                           Los Angeles, California  90067
                           Telephone:       (310) 552-5000
                           Facsimile:       (310) 552-5001
                           Attention:       Thomas Poleti, Esq.

Each party hereto may, from time to time, change its address or facsimile number for notices under this Section 10(b) by giving prior written notice of such changed address or facsimile number.

                  c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  d. The corporate laws of the State of California shall govern all issues concerning the relative rights of the Company and the Consultant as its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or


                                    10.19-11
any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of Los Angeles, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                  e. This Agreement and the Consulting Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Consulting Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                  f. Subject to the requirements of Section 8, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

                  g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  j. All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding a majority of the Registerable Securities.

                                    10.19-12

                      [Signature page follows on next page]


IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


COMPANY:                                       Consultant
-------                                        ----------

ALPHA VIRTUAL, INC.                            Manhattan Capital Partners, LLC



By:                                            By:_____________________________
   ---------------------------
Name:  Saif Mansour                            Name:  Bill Cheung
Title:    President                            Title:    Managing Director







































                                    10.19-13

                [Signature page to Registration Rights Agreement]

                             SCHEDULE OF PURCHASERS


Purchaser's: Name
             Address                                Purchaser's Signature
             Telephone Number
             Facsimile Number

____________________________________        ________________________________
             (Name)                                     (Signature)
Address: ___________________________
         ___________________________
         ___________________________
         (    )
         ---------------------------
         (    )            Facsimile
         ---------------------------
____________________________________        ________________________________
             (Name)                                     (Signature)
Address: ___________________________
         ___________________________
         ___________________________
         (    )
         ---------------------------
         (    )            Facsimile
         ---------------------------
____________________________________        ________________________________
             (Name)                                     (Signature)
Address: ___________________________
         ___________________________
         ___________________________
         (    )
         ---------------------------
         (    )            Facsimile
         ---------------------------
____________________________________        ________________________________
             (Name)                                     (Signature)
Address: ___________________________
         ___________________________
         ___________________________
         (    )
         ---------------------------
         (    )            Facsimile
         ---------------------------
____________________________________        ________________________________
              (Name)                                    (Signature)
Address: ___________________________
         ___________________________
         ___________________________
         (    )
         ---------------------------
         (    )            Facsimile
         ---------------------------


                                    10.19-14

Purchaser's: Name
             Address                                Purchaser's Signature
             Telephone Number
             Facsimile Number

____________________________________        ________________________________
               (Name)                                   (Signature)
Address: ___________________________
         ___________________________
         ___________________________
         (    )
         ---------------------------
         (    )            Facsimile
         ---------------------------
____________________________________        ________________________________
               (Name)                                   (Signature)
Address: ___________________________
         ___________________________
         ___________________________
         (    )
         ---------------------------
         (    )            Facsimile
         ---------------------------
____________________________________        ________________________________
               (Name)                                   (Signature)
Address: ___________________________
         ___________________________
         ___________________________
         (    )
         ---------------------------
         (    )            Facsimile
         ---------------------------
____________________________________        ________________________________
               (Name)                                   (Signature)
Address: ___________________________
         ___________________________
         ___________________________
         (    )
         ---------------------------
         (    )            Facsimile
         ---------------------------
____________________________________        ________________________________
               (Name)                                   (Signature)
Address: ___________________________
         ___________________________
         ___________________________
         (    )
         ---------------------------
         (    )            Facsimile
         ---------------------------




                                    10.19-15

Purchaser's: Name
             Address                                Purchaser's Signature
             Telephone Number
             Facsimile Number

____________________________________        ________________________________
               (Name)                                   (Signature)
Address: ___________________________
         ___________________________
         ___________________________
         (    )
         ---------------------------
         (    )            Facsimile
         ---------------------------
____________________________________        ________________________________
               (Name)                                   (Signature)
Address: ___________________________
         ___________________________
         ___________________________
         (    )
         ---------------------------
         (    )            Facsimile
         ---------------------------
____________________________________        ________________________________
               (Name)                                   (Signature)
Address: ___________________________
         ___________________________
         ___________________________
         (    )
         ---------------------------
         (    )            Facsimile
         ---------------------------
____________________________________        ________________________________
               (Name)                                   (Signature)
Address: ___________________________
         ___________________________
         ___________________________
         (    )
         ---------------------------
         (    )            Facsimile
         ---------------------------
____________________________________        ________________________________
               (Name)                                   (Signature)
Address: ___________________________
         ___________________________
         ___________________________
         (    )
         ---------------------------
         (    )            Facsimile
         ---------------------------




                                    10.19-16